SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities

                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                       HYPERION STRATEGIC BOND FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1)  Amount previously paid:
            (2)  Form, Schedule or Registration Statement no.:
            (3)  Filing Party:
            (4)  Date Filed:


                       HYPERION STRATEGIC BOND FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor o New York, New York 10006-1404


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                              April 6, 2005

To the Stockholders:


     A Special Meeting of Stockholders of Hyperion Strategic Bond Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, on Tuesday, April 19, 2005, at 1:00 p.m., for the following purposes:

1. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor").


2.  To transact any other business that may properly come before the meeting.


     The close of business on April 1, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.


                                            By Order of the Board of Directors,

                                            Daniel S. Kim
                                            Secretary


                                       WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                                       Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts.   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.


2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.


3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                                     Valid Signature

Corporate Accounts

(1)  ABC Corp.                                      ABC Corp.
(2)  ABC Corp.                                      John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer              John Doe
(4)  ABC Corp. Profit Sharing Plan                  John Doe, Trustee

Trust Accounts

(1)  ABC Trust                                      John B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78            Jane B. Doe

Custodial or Estate Accounts

(1)      John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr.
         UGMA
(2)      John B. Smith                              John B. Smith, Jr., Executor

                       HYPERION STRATEGIC BOND FUND, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor o New York, New York 10006-1404



                                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion Strategic Bond Fund, Inc. (the "Fund") of proxies to be used at a Special Meeting of Stockholders (the "Meeting") of the Fund to be held at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, at 1:00 p.m. on Tuesday, April 19, 2005 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April 6, 2005.


     The annual report and semi-annual report is available free of charge by calling the Fund at 1-800-497-3746 or writing to the Fund at Attn: Shareholder Services, Hyperion Strategic Bond Fund, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.


     Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new Investment Advisory Agreement. The close of business on April 1, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were 20,235,913 shares outstanding.


     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" approval of the new Investment Advisory Agreement between the Fund and the Adviser which requires approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     Attached to this Proxy Statement as Exhibit A is the text of the Investment Advisory Agreement being submitted for stockholder approval at the Meeting, which is more fully described under the caption "PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT" below. The discussion and description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the full text of the Investment Advisory Agreement which is attached as Exhibit A.





            PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

Summary of the Transaction

     Hyperion Capital Management, Inc. (the "Advisor") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated August 12, 2003 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

     The Advisor is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of the Advisor owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Transaction"). The Transaction is expected to close by April 30, 2005. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

     Following the Transaction, no officers or directors of the Advisor will own any interest in the Advisor.

     There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

Current Board and Title                              Proposed Board and Title
--------------------------------------------------------------------------------
Clifford Lai, Director                               Clifford Lai, Director
John J. Feeney, Director                             John J. Feeney, Director
John H. Dolan, Director                              John H. Dolan, Director
                                                     Bruce Robertson, Director

     Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts.

The Current Investment Advisory Agreement


     Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "General Information."

     At a meeting held on April 15, 2003, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) (the "Disinterested Directors"), approved the Current Investment Advisory Agreement for the period August 13, 2003 through May 1, 2005. At the time of the Board's approval of the Current Investment Advisory Agreement, Mr. Lai was an interested person of the Fund. The Current Investment Advisory Agreement was last approved by the stockholders of the Fund on July 8, 2003.


     The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Current Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.


     The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.50% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees earned by the Advisor during the last fiscal year of the Fund amounted to $524,085, of which the Advisor waived $147,740. The Advisor has agreed to either waive or reimburse ongoing expenses of the Fund to the extent that such expenses exceed 0.75% of average daily net assets per annum.





The New Investment Advisory Agreement

     The New Investment Advisory Agreement is substantially the same as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.


     A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.


     Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until April 29, 2007. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Advisory Agreement


     On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:


o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain unchanged for the foreseeable future;

o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process will remain unchanged;

o the Advisor will also have access to the resources and personnel of Brascan Corporation;

o    the financial viability of the Advisor will remain unchanged;

o the terms of the New Investment Advisory Agreement, including the fee, will be the same as those of the Current Investment Advisory Agreement;

o the nature, extent and quality of the services that the Advisor has been providing to the Fund will remain unchanged;


o        the investment performance of the Fund over various periods;


o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

o the total expense ratio of the Fund and of similar funds managed by other advisers;

o compensation payable by the Fund to affiliates of the Advisor for other services; and

o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates and the extent to which economies of scale would be realized as the Fund grows.


     The Board considered the level and depth of knowledge of the Advisor, including the information described below under the heading "The Advisor." In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's management through board meetings, conversations and reports.

     The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Advisory Agreement. This data compared the advisory fee to be paid under the Current Investment Advisory Agreement and estimates of the other expenses to be paid by the Fund to the advisory fees and other expenses paid by comparable funds. The comparative data assisted the Board in assessing the fairness and reasonableness of the advisory fee to be paid under the Current Investment Advisory Agreement as well as the total estimated expenses to be paid by the Fund. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board also considered the administration fee paid to the Advisor under the Fund's Administration Agreement. The Board noted that the Fund's advisory fee and total expenses were equal to or below the median of advisory fees and total expenses paid by its peer group of funds. The Board also considered that the Fund outperformed its benchmark, which is the Merrill Lynch US High Yield Index II, for the twelve month period ended December 31, 2005. The Board did not compare the Fund's performance to that of other funds because the Directors did not believe that there were any funds with a comparable investment strategy. The Board also took into consideration the financial condition, costs and profitability of the Advisor and Brascan Corporation and any indirect benefits derived by the Advisor from the Advisor's relationship with the Fund.

     In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; the costs of services to be provided and profits to be realized by the Advisor are average in comparison to those of investment advisers of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Fund which to date the Board considered to be of superior quality. Noting that the realization of economies of scale is usually reflected by including breakpoints in an advisory fee schedule, the Board concluded that because the Fund's advisory fee and total expenses were equal to or below the median of advisory fees and total expenses paid by its peer group of funds there was no need to include breakpoints in the Fund's advisory fee schedule in order for the Fund's shareholders to benefit from economies of scale as the Fund grew.

     The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay all costs associated with the 2005 Special Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will continue to be Disinterested Directors.


     After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Advisory Agreement.



Required Vote


     Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940
Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.


     If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.


                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS

The Advisor

     The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of December 31, 2004, the Advisor and its affiliate had approximately $13 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

     Mr. Lewis S. Ranieri is the Chairman of the Board of the Advisor. Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Mr. Clifford E. Lai, the President and a Director of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Daniel S. Kim, CCO and Secretary of the Fund, are also employees of the Advisor.


     The Advisor provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. Mr. Dolan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan has also served as Chief Investment Strategist of the Advisor since 1998. Investment advisory fees paid by the Fund to the Advisor, net of waived fees, for the last fiscal year of the Fund amounted to $376,345.


     In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.


                                                                                                  Approximate Net Assets
Name of Fund                                 Investment Advisory Management Fees                  at November 30, 2004
-------------------------------------------- ---------------------------------------------------- -------------------------------
Hyperion 2005 Investment Grade Opportunity   0.65% of its average weekly net assets               $166,857,550
Term Trust, Inc.

The Hyperion Strategic Mortgage Income       0.65% of its average weekly net assets               $147,645,216
Fund, Inc.*

The Hyperion Total Return Fund, Inc.         0.65% of its average weekly net assets               $281,534,938

Hyperion Collateralized Securities Fund,     0.41% of its average weekly net assets               $437,663,413
Inc.

---------------
*The Advisor has engaged Hyperion GMAC Capital Advisors L.L.C. (formerly Lend Lease Hyperion Capital Advisors, L.L.C.) to provide subinvestment advisory services for investments in commercial MBS.

The Administrator


     The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator is located at One Liberty Plaza, 36th floor, New York, New York 10006-1404. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.15% of its average weekly assets. For the fiscal year ended July 31, 2004, the Administrator earned $157,227 in administration fees. In addition, the Administrator has entered into Administration Agreements with five other investment companies, with the following fee structure:



Name                                              Administration Fee
------------------------------------------------- ------------------------------------------------------------------------
Hyperion 2005 Investment Grade                    a monthly fee paid at an annual rate of:
Opportunity Term Trust, Inc.                      0.17% of the first $100 million of its average weekly net assets
                                                  0.145% of the next $150 million
                                                  0.12% of any amounts above $250 million

The Hyperion Strategic Mortgage Income Fund,      a monthly fee paid at an annual rate of:
Inc.                                              0.20% of its average weekly net assets


The Hyperion Total Return Fund, Inc.              a monthly fee paid at an annual rate of:
====
                                                  0.20% of its average weekly net assets


Hyperion Collateralized Securities Fund, Inc.     Included in Management Fee discussion above

Quadrant Fund, Inc.                               A monthly fee paid at an annual rate of:
                                                  0.15% of its average weekly net assets

Brokerage Commissions


     The Fund paid no brokerage commissions or future commissions on its securities purchases during its last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.


     The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS


     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended July 31, 2004 all filing requirements applicable to the Fund's officers, Directors, and greater than ten-percent beneficial owners were complied with.


                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of the Record Date to the best of the Fund's knowledge, the following persons owned beneficially more than five percent of the Fund's outstanding shares:

--------------------------------------------------------------------------------


                                                                          Amount and
                                                                           Nature of         Percent  of
Title of Share Class                                                       Beneficial        Share Class
====================                                                       ===========       ===========
                      Name and Address of Beneficial Owner                 Ownership
                      ====================================                 =========

--------------------- ---------------------------------------------------- ----------------- --------------
--------------------- ---------------------------------------------------- ----------------- --------------

Common shares         General Motors Trust Company TTEE                       15,733,703        77.75%
=============         ==================================                      ==========        ======
                      General Motors Employees Global
                      ===============================
                      Group Pension Trust
                      ===================
                      767 Fifth Avenue
                      ================
                      New York, NY 10153-0023

--------------------- ---------------------------------------------------- ----------------- --------------
--------------------- ---------------------------------------------------- ----------------- --------------

Common shares         Virginia Retirement System                              4,449,557         21.99%
=============         ==========================                              =========         ======
                      1200 East Main Street
                      =====================
                      Richmond, VA 23219

--------------------- ---------------------------------------------------- ----------------- --------------

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     The Fund does not hold regular meetings of shareholders. All proposals by stockholders of the Fund that are intended to be presented at the Fund's next special meeting of stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting a reasonable time before any such special meeting.


                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing and assembling material in connection with this solicitation of proxies will be equally borne by the Advisor and Brascan
Corporation. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, or the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

April 6, 2005

(

                                   EXHIBIT A

                       HYPERION STRATEGIC BOND FUND, INC.

                      FORM OF INVESTMENT ADVISORY AGREEMENT


     AGREEMENT dated as of _________ between Hyperion Strategic Bond Fund, Inc. (the "Fund"), a Maryland corporation, and Hyperion Capital Management, Inc. (the "Adviser"), a Delaware corporation.

     WHEREAS, the Fund is engaged in business as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (collectively, with the rules and regulations promulgated thereunder, the "1940 Act");

     WHEREAS,  the  Adviser  is  a  registered   investment  adviser  under  the
Investment Advisers Act of 1940, with the rules and regulations promulgated thereunder;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.   In General

     The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment and the reinvestment of the Fund's assets.

2. Duties and Obligations of the Adviser with Respect to Investments of Assets of the Fund

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and general control of the Fund's Board of Directors, the Adviser shall act as investment adviser for and supervise and manage the investment and reinvestment of the portfolio's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting and exercising all other rights appertaining to such securities and other assets on behalf of the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent for the Fund and attorney-in-fact for the Fund's account and at the Fund's risk and in the Fund's name, to place such orders for the investment and reinvestment of the Fund's assets.

     (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii)the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; (iv) the Fund's Registration Statement filed with the 1940 Act and the Securities Act of 1933, including the Prospectus and Statement of Additional Information forming a part thereof (the "Registration Statement"); and (v) any policies and determinations established by the Board of Directors of the Fund.

     (c) The Adviser shall report to the Fund's Board of Directors at each meeting thereof all changes in the Fund's portfolio and will also keep the Fund in touch with important developments affecting the portfolio and, on the Adviser's initiative, will furnish the Fund from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in the portfolio, the activities in which such entities engage, Federal income tax policies applicable to the Fund's investments, or the conditions prevailing in the financial markets or the economy generally. The Adviser shall also furnish the Fund with such statistical and analytical information with respect to the portfolio securities as it may believe appropriate or as the Fund may reasonably request.

     (d) The Adviser may from time to time employ, subcontract with or otherwise associate itself with entirely at its expense, such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.

     (e) The Adviser will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors' fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Adviser.

     (f) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (g) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

3.   Fund Transactions and Brokerage

     The Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the investment objectives and policies of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with these investment objectives and policies, the Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.

     It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

4.   Compensation of the Adviser

     (a) The Fund agrees to pay to the Adviser for all services rendered a fee computed and payable monthly in an amount equal to 0.50% of the Fund's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The Adviser may use any portion of this fee for distribution of Fund shares or for making servicing payments to organizations whose customers or clients are Fund shareholders. The Adviser may waive its right to any fee to which it is entitled hereunder, provided such waiver is delivered to the Fund in writing. Any reimbursement of expenses to which the Fund may become entitled to pursuant to paragraph 2(c) hereof, will be paid to the Fund at the same time as the Fund pays the Adviser hereunder.

     (b) For purposes of this Agreement, the average daily net assets of the Fund shall mean the average daily value of the total assets of the Fund, minus the accrued liabilities (including accrued expenses) of the Fund. The average daily net assets of the Fund shall be calculated as set forth in the current prospectus or pursuant to the procedures adopted by resolutions of the Fund's Board of Directors for calculating the net asset value of the Fund's shares or delegating such calculations to third parties.

5.   Duration and Termination

     (a) This Agreement will become effective on the date hereof and shall continue in effect until ______________ 2007, and thereafter for successive twelve-month periods (computed from each April 29th), provided that such continuation is specifically approved at least annually by (i) the Board of Directors and by a majority of those directors who are neither party to this Agreement nor, other than by their service as directors of the Fund, interested persons (as defined in the 1940 Act and the rules thereunder) of any such person who is party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of more than 75% of the outstanding shares of the Fund's Common Stock. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the Adviser and the Fund covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of the entire Board of Directors, on sixty days' written notice to the Adviser, or (iii) by the Adviser on sixty days' written notice to the Fund.

     (b) This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by either party. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

6.   Amendment

     This Agreement may not be amended without the approval of the holders of more than 75% of the Fund's outstanding Common Stock.

7.   Notices

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8.   Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.


[SEAL]
                                   HYPERION STRATEGIC BOND FUND, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:
[SEAL]
                                   HYPERION CAPITAL MANAGEMENT, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:

                       SPECIAL MEETING OF STOCKHOLDERS OF

                       HYPERION STRATEGIC BOND FUND, INC.

                                 APRIL 19, 2005

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

 ------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
 ------------------------------------------------------------------------------

1.          APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.

                            FOR               AGAINST             ABSTAIN
                            [  ]                [  ]                 [  ]

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NEW INVESTMENT ADVISORY AGREEMENT IN THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT THE RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(s) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. [ ]


             PLEASE CHECK IF YOU PLAN ON ATTENDING THE MEETING. [ ]
                 ==============================================

SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________
SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



                                      PROXY

                       HYPERION STRATEGIC BOND FUND, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints DANIEL S. KIM and THOMAS F. DOODIAN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion Strategic Bond Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Hyperion Capital Management, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, on Tuesday, April 19, 2005 at 1:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
COMMENTS:







--------------------------------------------------------------------------------